UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549


                          FORM 8-K



                   CURRENT REPORT PURSUANT
                   TO SECTION 13 OR 15(d)
           OF THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported): September 7, 2005



                     Analex Corporation
   (Exact name of registrant as specified in its charter)




     Delaware                0-5404             71-0869563
  (State or other       (Commission File      (IRS Employer
  jurisdiction of          Number)       Identification No.)
  incorporation)


   5904 Richmond Highway, Suite 300, Alexandria, VA 22309
    (Address of principal executive offices) (Zip Code)

                       (703) 329-9400
    (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

0 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

0 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

0 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

0 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement

On September 1, 2005 the Registrant entered into a written agreement with C. Wayne Grubbs, Senior Vice President and
Chief Financial Officer whereby Mr. Grubbs received a stock option grant of 400,000 shares of Analex Common Stock. The stock options were granted under the terms of the Analex
Corporation 2002 Stock Option Plan ("the 2002 Plan"). The
Registrant filed a copy of the 2002 Plan as Annex N of the Company's Definitive Proxy Statement on Schedule 14A filed with the Commission on August 9, 2005.

Filed herewith as Exhibit 10.1 and 10.2 are the written agreements associated with the stock option grant issued to Mr. Grubbs under the 2002 Plan.

Item 9.01 Financial Statement and Exhibits

(c) Exhibits

See Exhibit index attached hereto.

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                          SIGNATURE

   Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              ANALEX CORPORATION

Date: September 7, 2005        By:   /s/ C. Wayne Grubbs

                                    C. Wayne Grubbs.
                                    Senior Vice President and
                                    Chief Financial Officer

                        Exhibit Index

Exhibit No.                Description
    10.1     Incentive Written Stock Option
             Agreement under 2002 Stock Option Plan
             dated 9/1/05.

    10.2     Non-Qualified Written Stock Option
             Agreement under the 2002 Stock Option
             Plan dated 9/1/05.

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